SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 1997


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



Canada                                 0-21708                    98-0101955
-------------------------------    ----------------           ----------------
(State or other jurisdiction of    (Commission File           (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


               One Norwest Center, 1700 Lincoln Street, Suite 1950
                             Denver, Colorado 80203
          -------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (303) 830-9000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events

            On April 24, 1997, the Registrant entered into agreements with certain institutional purchasers pursuant to which the purchasers would purchase an aggregate of 3.025 million common shares of the Registrant. A copy of the Registrant's press release regarding such purchase of shares is attached hereto as an exhibit and incorporated by reference.

            On May 5, 1997, the Registrant announced the closing of a prospectus offering of 3.025 million common shares of the Registrant. A copy of the Registrant's press release regarding such closing is attached hereto as an exhibit and incorporated by reference.





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                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GOLDEN STAR RESOURCES LTD.


Date: May 7, 1997             By:  /s/  Louis O. Peloquin
                                 ------------------------
                                  Louis O. Peloquin
                                  Vice President, General Counsel
                                  and Secretary






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                             EXHIBIT INDEX


Exhibit                  Description of Exhibit
-------                  ----------------------

99.1 Registrant's press release, dated April 24, 1997, entitled "GOLDEN STAR ANNOUNCES SALE OF 3.025 MILLION COMMON SHARES."

99.2 Registrant's press release, dated May 5, 1997 entitled "GOLDEN STAR ANNOUNCES CLOSING OF SHARE OFFERING."






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